                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the references to Arthur Andersen LLP in this Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 1998.



ARTHUR ANDERSEN LLP
Houston, Texas
March 22, 1999